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                                                                  (Conformed)


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of The Securities Act of 1934


Date of Report (Date of earliest event reported):            January 10, 1997


                               ICHOR CORPORATION
                        (Formerly PDG Remediation, Inc.)
             (Exact name of registrant as specified in its charter)


            Delaware             0-25132                   25-1741849
            --------             --------                  ----------
        (State or other         (Commission             (I.R.S. Employer
        jurisdiction of         File Number)           Identification No.)
         incorporation)


  300 Oxford Drive, Monroeville, Pennsylvania                     15146
  (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (412) 856-6100


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


The registrant filed a Current Report on Form 8-K dated January 10, 1997, to report a change in the registrant's certifying accountant. The Form 8-K dated January 10, 1997, is being amended to file the accountant's letter required by
Item 304(a)(3) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The following exhibits are furnished in accordance with the provisions of Item 304(a)(3) of Regulation S-K:

(16)  Accountant's letter in response to Item 304(a)


                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ICHOR CORPORATION


Date: January 23, 1997                          By /s/ ROY ZANATTA
                                                   -------------------------
                                                       Roy Zanatta
                                                       Secretary


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